                                                                 EXHIBIT 10.22

                            INDEMNIFICATION AGREEMENT

     This INDEMNIFICATION AGREEMENT (the "AGREEMENT") is made and entered into effective as of this ___ day of January, 2006, by and between Regency GP LLC, a Delaware limited liability company (including any successors thereto, the "COMPANY"), and each of the Indemnitees who is a signatory hereto.

                                    RECITALS:

     Competent and experienced individuals are reluctant to serve or to continue to serve companies as directors, officers, or in other capacities unless they are provided with adequate protection through insurance or indemnification, or both, against claims and actions against them arising out of their service to and activities on behalf of those companies.

     The current uncertainties relating to the availability of adequate insurance for directors and officers have increased the difficulty for companies to attract and retain competent and experienced individuals.

     The members of the Company (the "MEMBERS") have determined that the continuation of present trends in litigation will make it more difficult to attract and retain competent and experienced individuals, that this situation is detrimental to the best interests of the Company and its members and subsidiaries, and that the Company should act to assure its directors and officers that there will be increased certainty of adequate protection in the future.

     The Company, in its capacity as the general partner of Regency GP LP, a Delaware limited partnership (the "GENERAL PARTNER"), which is the general partner of Regency Energy Partners LP, a Delaware limited partnership (the "PARTNERSHIP"), has indirect responsibility for conducting the business of the Partnership and for managing the Partnership's operations, and the Board of Directors of the Company (the "BOARD") and the officers of the Company will make decisions on behalf of each of the Company, the General Partner and the Partnership.

     Article IX of the Amended and Restated Limited Liability Company Agreement of the Company (the "LLC AGREEMENT") and Sections 7.7 and 7.8 of the Amended and Restated Agreement of Limited Partnership of the Partnership (the "MLP AGREEMENT") provide for the indemnification of certain Indemnitees.

     Consistent with each of the LLC Agreement and the MLP Agreement, it is reasonable, prudent, and necessary for the Company to obligate itself contractually to indemnify its directors and officers to the fullest extent permitted by applicable law in order to induce them to serve or continue to serve each of the Company, the General Partner and the Partnership.

     Each Indemnitee is willing to serve and continue to serve each of the Company, the General Partner and the Partnership on the condition that he or she be indemnified to the fullest extent permitted by law.

     Concurrently with the execution of this Agreement, each Indemnitee is agreeing to serve or to continue to serve as a director or officer, or both, of the Company, and to act on behalf of each of the General Partner and the Partnership.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the foregoing premises, Indemnitee's agreement to serve or continue to serve as a director or officer, or both, of the Company, and to act on behalf of each of the General Partner and the Partnership, the covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Indemnitee hereby agree as follows:

1. Certain Definitions. Each capitalized term used but not defined herein shall have the meaning assigned to such term in the LLC Agreement. For purposes of this Agreement:

     (a) Change of Control: shall mean the occurrence of any of the following events:

          (i) The acquisition after the date of this Agreement by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT")) (an "ACQUIRING PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
               Act) of 20% or more of the then outstanding Membership Interests of the Company (the "OUTSTANDING COMPANY MEMBER INTERESTS"); provided, however, that for purposes of this paragraph (i), the following acquisitions shall not constitute a Change of Control:
               (A) any such acquisition directly from the Company or any Subsidiary of the Company; (B) any such acquisition by the Company or any Subsidiary of the Company; (C) any such acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company; or (D) any such acquisition by any entity or its security holders pursuant to a transaction which complies with clauses (A), (B), and (C) of paragraph (iii) below;

          (ii) Individuals who, as of the date of this Agreement, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date of this Agreement whose election or appointment by the Board or nomination for election by the Company's members, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall in either case be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Acquiring Person other than the Board;

          (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another entity (a "BUSINESS COMBINATION"), unless in each case, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Member Interests immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of both (i) the then outstanding Membership Interests and (ii) the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions, vis a vis each other, as their ownership, immediately prior to such Business Combination of the Outstanding Company Member Interests,
               (B) no Acquiring Person (excluding any employee benefit plan (or related trust) of the Company or the entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of either (i) the then outstanding equity of the entity resulting from such Business Combination or (ii) the combined voting power of the then outstanding voting securities of such entity (except in each case to the extent that such ownership of the Company existed prior to the Business Combination) and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (iv) Approval by the members of the Company of a complete liquidation or dissolution of the Company.

     (b) Expenses: shall mean all costs, expenses (including attorneys' and expert witnesses' fees, costs and expenses) and obligations incurred in connection with investigating, defending (including affirmative defenses and counterclaims), being a witness in, or participating in (including participation on appeal), or preparing to defend, be a witness in, or participate in, any Claim relating to any Indemnifiable Event.

     (c) Indemnifiable Event: shall mean any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of his or her status as serving in any of the capacities contemplated by the definition of Indemnitee,

     (d) Indemnifiable Liabilities: shall mean all all Expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with any Indemnifiable Event, including without limitation losses, claims, damages (whether actual, consequential, special, punitive, exemplary, multiplied or otherwise), liabilities, joint or several, judgments, payments, fines, penalties, interest, settlements and other amounts arising from any Indemnifiable Event.

     (e) Indemnitee: shall mean each individual signatory to this Agreement who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that the individual is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise. For purposes of this Agreement, the Company agrees that Indemnitee's service on behalf of or with respect to any Subsidiary, Affiliate or employee benefits plan of the Company or any Subsidiary or Affiliate of the Company shall be deemed to be at the request of the Company.

     (f) Potential Change of Control: shall be deemed to have occurred if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change of Control; (ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions that, if consummated, would constitute a Change of Control; or (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change of Control has occurred.

     (g) Reviewing Party: shall mean a member or members of the Board who are not parties to the particular Claim for which Indemnitee is seeking indemnification or, if a Change of Control has occurred, if there is a Potential Change of Control and Indemnitee so requests, if the members of the Board so elect or if all of the members of the Board are parties to such Claim, then Special Counsel.

     (h) Special Counsel: shall mean special, independent legal counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed material legal services for the Company or for Indemnitee within the last three years (other than as Special Counsel under this Agreement or similar agreements).

2.   Indemnification and Expense Advancement.

     (a)  The Company shall, subject to the provisions of subsection (b) of this
          Section 2, indemnify Indemnitee and hold Indemnitee harmless to the fullest extent permitted by law, as soon as practicable but in any event no later than 30 days after written demand is presented to the Company, from and against any and all Indemnifiable Liabilities.

     (b) Notwithstanding the provisions of subsection (a) of this Section 2, the Company shall not be obligated to indemnify the Indemnitee with resepect to any Indemnifiable Liabilities if and to the extent that a final and non-appealable judgment has been entered by a court of competent jurisdiction determining that, in respect of the matter or a portion thereof for which the Indemnitee is seeking indemnification pursuant to this Agreement, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee's conduct was unlawful or if and to the extent that indemnification by the Company of the Indemnitee in respect of such matter or a portion thereof would otherwise violate applicable law.

     (c) Any determination of any matter under subsection (b) of this Section 2 shall be made by a Reviewing Party. The Company shall not make any payment of indemnification otherwise permitted under subsection 2(a) if a Reviewing Party shall have determined (in a written opinion, in any case in which Special Counsel is involved) that Indemnitee is not permitted to be indemnified under the terms of this Agreement. Nothing contained in this Agreement shall require any determination under this subsection 2(c) to be made by the Reviewing Party prior to the disposition or conclusion of the Claim against the Indemnitee.

     (d) If so requested by Indemnitee, the Company shall advance from time to time to Indemnitee all reasonable Expenses incurred by Indemnitee to the fullest extent permitted by applicable law (or, if applicable, reimburse Indemnitee for any and all reasonable Expenses incurred by Indemnitee and previously paid by Indemnitee) within ten business days after such request (an "EXPENSE ADVANCE"). The Company shall be obligated from time to time at the request of Indemnitee to make or pay an Expense Advance in advance of the final disposition or conclusion of any Claim. In connection with any request for an Expense Advance, Indemnitee or Indemnitee's counsel shall, if so requested by the Company, submit an affidavit stating that the Expenses to which the Expense Advances relate are reasonable. Determinations as to the reasonability of Expenses shall be made by a Reviewing Party. Any dispute as to the reasonableness of any Expense shall not delay an Expense Advance by the Company.

     (e) If, when, and to the extent that a Reviewing Party determines that Indemnitee would not be permitted to be indemnified with respect to a Claim under the terms of this Agreement or the amount of the Expense Advance was not reasonable, the Company shall be entitled to be reimbursed by Indemnitee and Indemnitee hereby agrees to reimburse the Company without interest (which agreement shall be an unsecured obligation of Indemnitee) for (x) all related Expense Advances theretofore made or paid by the Company if it is determined that indemnification would not be permitted or (y) the excessive portion of any Expense Advances if it is determined that such Expenses Advances were unreasonable, in either case, if and to the extent such reimbursement is required by under the terms of this Agreement; provided, however, that, if Indemnitee has commenced or shall commence legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified under the terms of this Agreement, or that the Expense Advances were reasonable, any determination made by a Reviewing Party that Indemnitee is not entitled to indemnification with respect to Indemnifiable Liabilities or to Expense Advances under the terms of this Agreement shall be of no force or effect under this Agreement, and the Company shall be obligated to continue to make Expense Advances, until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed), which determination shall be conclusive and binding.

     (f) If the Company shall not have provided indemnification or Expense Advances pursuant to the terms hereof on the basis that review by, if Indemnitee so requests, a Reviewing Party is required but there has not been a timely determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively is not permitted to be indemnified in whole or part under the terms of this Agreement or that any Expense Advances were unreasonable, Indemnitee shall have the right to commence litigation against the Company in any court in the states of Texas or Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination as to the propriety of such indemnification or Expense Advances by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. In the absence of the initiation of such litigation in a reasonable period thereafter, any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

     (g) With respect to any Claim relating to any Indemnifiable Event, the Company shall be entitled to participate in or, at its option, assume the defense, appeal or settlement of such Claim.

     (h) Nothing in this Agreement, however, shall require the Company to indemnify Indemnitee with respect to any Claim initiated by Indemnitee, other than a Claim solely seeking enforcement of the Company's indemnification obligations to Indemnitee or a Claim authorized by the Board.

3. Change of Control. The Company agrees that, if a Potential Change in Control or a Change of Control has occurred and if Indemnitee so requests in writing, Special Counsel shall be appointed as the Reviewing Party. In such a case, the Company agrees not to request or seek reimbursement from Indemnitee of any indemnification payment or Expense Advances unless Special Counsel has rendered its written opinion to the Company and Indemnitee (i) that the Company was not or is not permitted under the terms of this Agreement to pay Indemnitee and to allow Indemnitee to retain such indemnification payment or Expense Advances or (ii) that such Expense Advances were unreasonable. If, however, Indemnitee has commenced or shall commence legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified under the terms of this Agreement or that the Expense Advances were reasonable, any determination made by Special Counsel that Indemnitee is not entitled to indemnification with respect to Indemnifiable Liabilities or to Expense Advances under the terms of this Agreement shall be of no force or effect under this Agreement, Indemnitee shall not be required to reimburse the Company for any Expense Advance, and the Company shall be obligated to continue to make Expense Advances, until a final judicial determination is made with respect thereto (as to which all rights of appeal therefore have been exhausted or lapsed), which determination shall be conclusive and binding. The Company agrees to pay the reasonable fees of Special Counsel and to indemnify Special Counsel against any and all Expenses (including attorneys' fees), claims, liabilities, and damages arising out of or relating to this Agreement or Special Counsel's engagement pursuant hereto.

4. Indemnification for Additional Expenses. The Company shall indemnify Indemnitee against any and all costs and Expenses (including attorneys' and expert witnesses' fees, costs and expenses), and, if requested by Indemnitee, shall (within two business days of that request) advance those costs and Expenses to Indemnitee, that are incurred by Indemnitee if Indemnitee, whether by formal proceedings or through demand and negotiation without formal proceedings: (a) seeks to enforce Indemnitee's rights under this Agreement; (b) seeks to enforce Indemnitee's rights to expense advancement or indemnification under any other agreement or provision of the Company's Certificate of Formation, as amended (the "CERTIFICATE OF FORMATION"), or the LLC Agreement now or hereafter in effect relating to Claims for Indemnifiable Events; or (c) seeks recovery under any directors' and officers' liability insurance policies maintained by the Company, in each case regardless of whether Indemnitee ultimately prevails. The Company's obligation pursuant to the immediately preceding sentence is subject to the condition that a court of competent jurisdiction shall not have found Indemnitee's claim for indemnification or expense advancements under the foregoing clause (a), (b) or (c) to be frivolous, presented for an improper purpose, without evidentiary support, or otherwise sanctionable under Federal Rule of Civil Procedure No. 11 or an analogous rule or law. If a court should make such a finding, Indemnitee shall reimburse the Company for all amounts previously advanced to Indemnitee pursuant to this
     Section 4. Subject to the conditions contained in this Section 4, the Company waives, to the fullest extent permitted by law, any and all rights that it may have to recover its costs and Expenses from Indemnitee.

5. Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some, but not all, of Indemnitee's Indemnifiable Liabilities, the Company shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

6.   Contribution.

     (a) Contribution Payment. To the extent the indemnification provided for under any provision of this Agreement is determined (in the manner hereinabove provided) not to be permitted hereunder because it is not permitted under applicable law, the Company, in lieu of indemnifying Indemnitee, shall, to the extent permitted by law, contribute to the amount of any and all Indemnifiable Liabilities incurred or paid by Indemnitee for which such indemnification is not permitted. The amount the Company contributes shall be in such proportion as is appropriate to reflect the relative fault of Indemnitee, on the one hand, and of the Company and any and all other parties (including members, officers and directors of the Company other than Indemnitee) who may be at fault (collectively, including the Company, the "THIRD PARTIES"), on the other hand.

     (b) Relative Fault. The relative fault of the Third Parties and the Indemnitee shall be determined by reference to the relative fault of Indemnitee as determined by the court or other governmental agency or to the extent such court or other governmental agency does not apportion relative fault, by the Reviewing Party (which shall include Special Counsel) after giving effect to, among other things, the relative intent, knowledge, access to information, and opportunity to prevent or correct the relevant events, of each party, and other relevant equitable considerations. The Company and Indemnitee agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 6(b).

7. Burden of Proof. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified under any provision of this Agreement or to receive contribution pursuant to Section 6 of this Agreement, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

8. No Presumption. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval), or conviction, or upon a plea of nolo contendere, or its equivalent, or an entry of an order of probation prior to judgment shall not create a presumption (other than any presumption arising as a matter of law that the parties may not contractually agree to disregard) that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

9. Non-exclusivity. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under any agreement (including without limitation the Certificate of Formation, the LLC Agreement and the MLP Agreement), as a matter of law or otherwise, both as to actions in the Indemnitee's service in any of the capacities contemplated by the definition of Indemnitee and as to actions in any other capacity, and shall continue to the benefit of the heirs, successors, assigns and administrators of the Indemnitee. To the extent that a change in the Delaware law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Certificate of Formation, the LLC Agreement, the MLP Agreement and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by that change. Indemnitee's rights under this Agreement shall not be diminished by any amendment to the Certificate of Formation, the LLC Agreement or the MLP Agreement, or of any other agreement or instrument to which Indemnitee is not a party, and shall not diminish any other rights that Indemnitee now has or in the future may have against the Company.

10. Liability Insurance. Except as otherwise agreed to by the Company and Indemnitee in a written agreement, to the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by that policy or those policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

11. Period of Limitations. No action, suit, or proceeding may be brought against Indemnitee or Indemnitee's spouse, heirs, executors, or personal or legal representatives, nor may any cause of action be asserted in any such action, suit, or proceeding, by or on behalf of the Company, after the expiration of two years after the statute of limitations commences with respect to Indemnitee's act or omission that gave rise to the action, suit, proceeding, or cause of action; provided, however, that, if any shorter period of limitations is otherwise applicable to any such action, suit, proceeding, or cause of action, the shorter period shall govern.

12. Amendments. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both the Company and the affected Indemnitee. No waiver of any provision of this Agreement shall be effective unless contained in a writing signed by the party granting the waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall that waiver constitute a continuing waiver.

13. Other Sources. Indemnitee shall not be required to exercise any rights that Indemnitee may have against any other Person (for example, under an insurance policy) before Indemnitee enforces his rights under this Agreement. To the extent, however, that the Company actually indemnifies Indemnitee or advances him Expenses, the Company shall be subrogated to the rights of Indemnitee and shall be entitled to enforce any such rights that Indemnitee may have against third parties. Indemnitee shall assist the Company in enforcing those rights if the Company shall pay his costs and Expenses of doing so. If Indemnitee is actually indemnified or advanced Expenses by any third party, then, for so long as Indemnitee is not required to disgorge the amounts so received, to that extent the Company shall be relieved of its obligation to indemnify Indemnitee or advance Indemnitee Expenses.

14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective heirs, successors, assigns (including any direct or indirect successor by merger or consolidation) and administrators. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or another enterprise at the Company's request.

15. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, that provision shall be fully severable; this Agreement shall be construed and enforced as if that illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of that illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

16. Governing Law. To the extent that the provisions of this Agreement are subject to the power and authority of a Delaware limited liability company to indemnify directors, officers, employees and agents, this Agreement shall be governed by and construed and enforced in accordance with the Delaware Limited Liability Company Act and any related laws of the State of Delaware; for all other purposes, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas applicable to contracts made and to be performed in that state without giving effect to the principles of conflicts of laws.

17. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

18. Notices. Whenever this Agreement requires or permits notice to be given by one party to the other, such notice must be in writing to be effective and shall be deemed delivered and received by the party to whom it is sent upon actual receipt (by any means) of such notice. Receipt of a notice by the Secretary of the Company shall be deemed receipt of such notice by the Company.

19. Complete Agreement. This Agreement constitutes the complete understanding and agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof, other than any other indemnification rights that Indemnitee may enjoy under the Certificate of Formation, the LLC Agreement, the MLP Agreement or Delaware law.

20. Counterparts. This Agreement may be executed and delivered (including execution and delivery by facsimile transmission) in any number of counterparts, each of which shall be deemed an original, but in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

                           [Signature page to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first set forth above.

                                        REGENCY GP LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INDEMNITEE:


                                        ----------------------------------------
                                        Name: James W. Hunt


                                        ----------------------------------------
                                        Name: Joe Colonnetta, Jr.


                                        ----------------------------------------
                                        Name: Jason H. Downie


                                        ----------------------------------------
                                        Name: A. Dean Fuller


                                        ----------------------------------------
                                        Name: Jack D. Furst


                                        ----------------------------------------
                                        Name: J. Edward Herring


                                        ----------------------------------------
                                        Name: Robert D. Kincaid


                                        ----------------------------------------
                                        Name: Gary W. Luce


                                        ----------------------------------------
                                        Name: Robert W. Shower


                                        ----------------------------------------
                                        Name: J. Otis Winters

                                        ----------------------------------------
                                        Name: Michael L. Williams


                                        ----------------------------------------
                                        Name: Stephen Arata


                                        ----------------------------------------
                                        Name: William E. Joor III


                                        ----------------------------------------
                                        Name: Lawrence B. Connors


                                        ----------------------------------------
                                        Name: Durell Johnson


                                        ----------------------------------------
                                        Name: Alvin Suggs


                                       S-2